Bank acceptance notes payable	12 Months Ended
Dec. 31, 2019
Notes Payable to Banks [Member]
Bank acceptance notes payable

Note 13 – Bank acceptance notes payable

Bank acceptance notes payable do not carry a stated interest rate but have a specific due date usually for a period of one year. These notes are negotiable documents issued by financial institutions on the Company’s behalf to vendors. These notes can either be endorsed by the vendor to other third parties as payment or can be factored to other financial institutions before becoming due. These notes are short-term in nature. As collateral security for financial institutions’ undertakings, the Company is required to maintain deposits with such financial institutions in restricted cash amounts of 0% to 100% of the balances of the bank acceptance notes. As of December 31, 2019, and 2018, deposits of $205,520 and $2,121,377 were reported as restricted cash on balance sheet.

Bank acceptance notes payable consisted of the following:

		December 31,	December 31,
		2019	2018

Bank acceptance notes payable issued by Bank of Zhang Jiagang Leyu Branch	(a)	$—	$2,121,377
Bank acceptance notes payable issued by SPD Bank Zhang Jiagang Branch	(b)	205,520	—
Total		$205,520	$2,121,377

(a)

Bank acceptance notes payable of $2,121,377 (RMB14,021,000) issued by Bank of Zhang Jiagang Leyu Branch with due dates from February 7, 2019 to June 28, 2019. The Company is required to maintain restricted cash deposits at 100% of the notes payable with the bank, in order to ensure future credit availability.

(b)

Bank acceptance notes payable of $205,520 (RMB1,431,200) issued by Shanghai Pudong Development Bank Zhang Jiagang Branch with due date on January 12, 2020. The Company is required to maintain restricted cash deposits at 100% of the notes payable with the bank, in order to ensure future credit availability.